Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of National Lampoon, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)           The Quarterly Report on Form 10-Q for the period ended October 31, 2008 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)           Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 1, 2009

/s/ Timothy Durham
Timothy Durham, Chief Executive Officer and President

/s/ Rick Snow
Rick Snow, Interim Chief Financial Officer